Exhibit 99.1
Globus Medical Announces Board Departure
AUDUBON, Pa., March 23, 2026 (GLOBE NEWSWIRE) — Globus Medical, Inc. (NYSE:GMED), a leading musculoskeletal solutions company, today announced that John A. DeFord, Ph.D., a Director of Globus Medical Inc., notified the company of his decision to step down from the Board of Directors effective immediately and will not seek re-election at the Annual Meeting of Stockholders on June 3, 2026.

“We are grateful for John’s many contributions, especially during the merger with NuVasive and his service on the Nominating and Governance Committee. While we will miss his insights and expertise, we wish him continued success in his future endeavors,” said David C. Paul, Chairman of the Board.
“It has been a privilege and pleasure to serve on the Board of Globus alongside such a dedicated team while experiencing the Company’s significant growth as a leader in musculoskeletal technology,” said Dr. John DeFord.
About Globus Medical, Inc.
Globus Medical, Inc. is a leading global musculoskeletal company dedicated to solving unmet clinical needs and changing lives. We innovate with inspired urgency, provide world-class education and clinical support, and advance care throughout spine, orthopedic trauma, joint reconstruction, biomaterials and enabling technologies. Additional information can be accessed at www.globusmedical.com.
Safe Harbor Statements
All statements included in this press release other than statements of historical fact are forward-looking statements and may be identified by their use of words such as “believe,” “may,” “might,” “could,” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “plan” and other similar terms. These forward-looking statements are based on our current assumptions, expectations and estimates of future events and trends. Forward-looking statements are only predictions and are subject to many risks, uncertainties and other factors that may affect our businesses and operations and could cause actual results to differ materially from those predicted. These risks and uncertainties include, but are not limited to, the risks and costs associated with health epidemics, pandemics and similar outbreaks, factors affecting our quarterly results, our ability to manage our growth, our ability to sustain our profitability, demand for our products, our ability to compete successfully (including without limitation our ability to convince surgeons to use our products and our ability to attract and retain sales and other personnel), our ability to rapidly develop and introduce new products, our ability to develop and execute on successful business strategies, our ability to comply with laws and regulations that are or may become applicable to our businesses, our ability to safeguard our intellectual property, our success in defending legal proceedings brought against us, trends in the medical device industry, general economic conditions, the successful integration of businesses that we have acquired or may acquire in the future, and other risks. For a discussion of these and other risks, uncertainties, and other factors that could affect our results, refer to the disclosures contained in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”), including the sections labeled “Risk Factors” and “Cautionary Note Concerning Forward-Looking Statements,” and in our subsequent filings with the SEC. These documents are available at www.sec.gov. Moreover, we operate in an evolving environment. New risk factors and uncertainties emerge from time to time and it is not possible for us to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements contained in this press release speak only as of the date of this press release. Except as may be required by applicable law, we undertake no obligation to update any forward-looking statements as a result of new information, events or circumstances or other factors arising or coming to our attention after the date hereof.

Contact
Brian Kearns
Senior Vice President, Corporate Development and Investor Relations
Phone: (610) 930-1800
Email: investors@globusmedical.com
www.globusmedical.com